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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2003

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                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-10920                      02-0451017
           (Commission File No.)    (IRS Employer Identification No.)

  ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                             03842
  (Address of principal executive offices)                           (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-108448) of Fisher Scientific International Inc. ("Fisher" or the "Company"), filed with the Securities and Exchange Commission on September 3, 2003.

      (c) Exhibits

      Exhibit 1.1 Underwriting Agreement, dated September 25, 2003, between Fisher Scientific International Inc. and Banc of America Securities LLC.

      Exhibit 5.1             Opinion of Debevoise & Plimpton.

      Exhibit 23.1            Consent of Debevoise & Plimpton (included in
                              Exhibit 5.1).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FISHER SCIENTIFIC INTERNATIONAL INC.

DATE  October 3, 2003                 BY:  /s/ Todd M. DuChene
                                           ------------------------------------
                                           NAME:  Todd M. DuChene
                                           TITLE: Vice President,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT NUMBER                         DESCRIPTION
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 Exhibit 1.1 Underwriting Agreement, dated September 25, 2003, between Fisher Scientific International Inc. and Banc of America Securities LLC.

Exhibit 5.1       Opinion of Debevoise & Plimpton.

Exhibit 23.1      Consent of Debevoise & Plimpton (included in Exhibit 5.1).